THE PRUDENTIAL SERIES FUND, INC.

                         SUPPLEMENT, DATED MAY 24, 2000
                                       TO

                        PROSPECTUS, DATED APRIL 30, 2000

     The following replaces the first paragraph of the section of the prospectus entitled "Net Asset Value."

     Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time).


PSFSUP2 Ed. 5/00